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                                                                   Exhibit 10.10


                       SHARED TECHNOLOGIES CELLULAR, INC.
                            1994 DIRECTOR OPTION PLAN

As amended November 11, 1998

1.       PURPOSE

         The purpose of this 1994 Director Option Plan (The "Plan") of Shared Technologies Cellular, Inc., a Delaware corporation (the "Company"), is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.       ADMINISTRATION

         The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic and nondiscretionary in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

3.       DIRECTORS ELIGIBLE FOR PARTICIPATION

         Each director of the Company who is not an employee of the Company or any Subsidiary, or affiliate of the Company shall be eligible to participate in the Plan.

4.       STOCK SUBJECT TO THE PLAN

         (a) The maximum number of shares which may be issued under the Plan shall be 100,000 shares of the Company's Common Stock. $.01 par value per share ("Common Stock")

         (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

         (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as may be amended from time to time (the "Code").
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5.       TERMS, CONDITIONS AND FORMS OF OPTIONS

         Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         (a) Option Grant Dates. Each eligible director will automatically receive an option to purchase 4,000 thousand shares of Common Stock at the commencement of such director's one (1) year term. All options granted under the Plan will be immediately vest and become exercisable at the rate of one-twelfth (1/12) per full month of service from the date of grant, with full vesting as of the one-year anniversary following the date of grant.

         (b) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall be equal to: (i) if the Common Stock is then traded on the over-the-counter market, the average of the Closing bid and ask prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; (ii) if the Common Stock is then listed on a national securities exchange, the closing sales price per share for the last preceding date on which there was a sale of such Common Stock on such exchange; or (iii) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (i) or (ii), the value determined in good faith by the Board of Directors.

         (c) Options Non-Transferable. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

         (d) Exercise Period. Except as otherwise provided in the Plan, each option may be exercised fully on the date of grant of such option, provided that, subject to the provisions of Section 5(e), no option may be exercised more than ninety (90) days after the optionee ceases to serve as a director of the Company. No option shall be exercisable after the expiration of ten (10) years from the date of grant or prior to approval of the Plan by the stockholders of the Company, whichever is earlier.

         (e) Exercise Period Upon Disability or Death. Notwithstanding the provisions of Section 5(d), any option granted under the Plan:

              (i) may be exercised in full by an optionee who becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto)


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while serving as a director of the Company; or (ii) may be exercised

              (x) in full upon the death of an optionee while serving as a director of the Company, or

              (y) to the extent then exercisable upon the death of an optionee within ninety (90) days of ceasing to serve as a director of the Company,

by the person to whom it is transferred by will, by the laws of descent and distribution, or by written notice filed pursuant to Section 5(h);

in each such case within six months (or such longer period as may be determined by the Board of Directors in its sole discretion) after the date the optionee ceases to be such a director; provided, that in no option shall be exercisable after the expiration of ten (10) years from the date of grant.

         (f) Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by payment of the full consideration for the shares as to which they are exercised.

         (g) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price (i) by delivery of cash (or cash equivalent) in an amount equal to the exercise price of such options or, (ii) to the extent provided in the applicable option agreement, by delivery to the Company of shares of Common Stock then owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or (iii) by any combination of such methods of payment. The fair market value of any shares of Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Board of Directors.

         (h) Exercise by Representative Following Death of Director. A director, by written notice to the Company, may designate one or more persons (and for time to time change such designation) including his legal representative, who, by reason of his death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise all or a portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

         (i)  Change of Control.

              (i) In the event of a Change of Control of the Company, subject to the condition set forth in Section 5(i)(ii) below, all restrictions and conditions applicable to Options then outstanding shall be deemed satisfied, and such Options shall be deemed to


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be fully vested, as of the date of the Change of Control. For purposes of this
Plan, a Change in Control shall be deemed to occur if the persons who were directors of the Company shall cease to constitute a majority of the Board of the Company in connection with any of the following transactions: (1) the acquisition by a third person, including a "person" as defined in Section 13(d)(3) of the Exchange Act, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the total number of votes that may be cast for the election of the directors of the Company; or (2) as the result of, or in connection with, any tender or exchange offer, merger, consolidation or other business combination, sale of assets, or any combination of the foregoing transactions.

              (ii) Notwithstanding the occurrence of any Change of Control, an Option shall only receive the benefit of the removal of restrictions and accelerated vesting, as provided by Section 5(i)(i) above, if such Option is held by a director of the Company and such director's service on the Company's Board of Directors terminates, for any reason, following such Change of Control.

              (iii) In the case of any tender or exchange offer, merger, consolidation or other business combination or sale of all or substantially all of the assets of the Company, which does not constitute a Change in Control, or in the case of a reorganization or liquidation of the Company, the Committee, or the board of directors of any corporation assuming the obligations of the Company hereunder shall, as to outstanding Options, (i) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Company Stock, or (ii) upon written notice to the Participants, provide that the Company or the merged, consolidated or otherwise reorganized corporation shall have the right, upon the effective date of any such merger, consolidation, sale of assets or reorganization, to purchase all Options held by each Participant as to which restrictions have not lapsed as of that date at an amount equal to the aggregate fair market value on such date of the shares, such amount to be paid in cash or, if stock of the merged, consolidated or otherwise reorganized corporation is issuable in respect of the shares of the Common Stock of the Company, then, in the discretion of the Committee, in stock of such merged, consolidated or otherwise reorganized corporation equal in fair market value to the aforesaid amount. In any such case the Committee shall, in good faith, determine fair market value. The Committee may, in its discretion, advance the lapse of restrictions and conditions applicable to Options outstanding as of the date of the merger, consolidation, sale of assets or reorganization.


6.       ASSIGNMENTS


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         The rights and benefits under the Plan may not be assigned except for the designation of a beneficiary as provided in Section 5.

7.       LIMITATION OF RIGHTS

         (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option not any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

         (b) No Stockholders' Right for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

8.       CHANGES IN CAPITAL STOCK

         (a) If (x) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (y) additional shares of Common Stock or new or different shares of Common Stock or other securities of the Company or other non-cash assets are distributed with respect to such shares or other securities, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction with respect to such shares or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, and (ii) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan without changing the aggregate purchase price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 8 if such adjustment would cause the Plan to fail to comply with Rule 16b-3 or any successor rule promulgated pursuant to
Section 16 of the Securities Exchange Act of 1934.

         (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger, the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation


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assuming the obligations of the Company, shall, as to outstanding options, take one or more of the following actions; (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, or (iii) if, under the terms of a merger transaction, holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options.

9.       AMENDMENT OF THE PLAN

         The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan or the number of shares issuable to any director of the Company under the Plan (except as provided in Section 8), change the designation of the class of any directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The Plan may not be amended more than once in any six-month period.

10.      WITHHOLDING

         Prior to issuance of shares of Common Stock upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or local taxes or any kind required by law to be withheld by the Company with respect to any shares issued upon exercise of options under the Plan.

11.      EFFECTIVE DATE AND DURATION OF THE PLAN

         (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors and approved by the Company's stockholders. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval shall become effective when adopted by the Board of Directors, but no option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of


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such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee.

         (b) Termination. Unless sooner terminated in accordance with Section 9, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors.

12.      COMPLIANCE WITH RULE 16b-3

         Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor promulgated pursuant to Section 16 of the Securities Exchange Act of 1934. To the extent any provision of the Plan or action by the Board of Directors in administering the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors.

13.      GOVERNING LAW

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

14.      SUCCESSORS AND ASSIGNS

         This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a optionee, and all rights granted to the Company hereunder, shall be binding upon the optionee's heirs, legal representatives and successors.

15.      ENTIRE AGREEMENT

         This Plan and the written agreement with respect to each option granted under this Plan constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and such written agreement, the terms and conditions of this Plan shall control.



Dated as of November 11, 1998


____________________________________
Anthony D.  Autorino
Chairman and Chief Executive Officer



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